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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):         JULY 18, 2005
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                  1-13926                76-0321760
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act ---- (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 ---- CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8.01.  OTHER EVENTS

         On July 18, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company has declared a quarterly cash dividend of $0.125 per common share, payable on September 1, 2005 to shareholders of record on August 1, 2005. The dividend represents a doubling of the Company's quarterly dividend. The press release also discuses the Company's belief that its financial position is strong and that its earnings outlook is positive, and as a result, that the Company's Board of Directors will in the future consider declaring a special cash dividend in the first quarter of 2006. The amount of the special cash dividend, if any, will be determined by the Board of Directors based upon the Company's financial position, earnings outlook, capital spending plans, and such other factors as the Board of Directors considers relevant. The Board of Directors may also consider paying annual special dividends in future years, if it believes that the Company's financial position, earnings outlook, capital spending plans and other relevant factors warrant such action at such time.

         Filed herewith is a copy of such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding positive earnings expectations. Forward-looking statements include, without limitation, statements which project, indicate or imply future results or future actions and may contain words like "consider," "expect," "intend," "plan," "will," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, the risk that the current favorable business outlook may change due to factors such as: the present favorable markets for the Company's services will not be maintained or may not continue to improve, as well as general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A


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further discussion of the risk factors that could impact these areas and the
Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.


     Exhibit number        Description
     --------------        -----------
          99.1             Press release of July 18, 2005



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIAMOND OFFSHORE DRILLING, INC.


                                       By: /s/ William C. Long
                                          ------------------------------------
                                           William C. Long
                                           Vice President, General Counsel and
                                           Secretary
Dated:  July 18, 2005



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                                  EXHIBIT INDEX



     Exhibit number        Description
     --------------        -----------
          99.1             Press release of July 18, 2005








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